UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2018. The total returns for Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2018
Cohen & Steers Closed-End Opportunity Fund at Net Asset Value[a]	–0.06%
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	0.58%
Morningstar US All Taxable Ex-Foreign Equity Index[b]	0.21%
S&P 500 Index[b]	2.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Net asset value (NAV) returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Closed-end funds posted modestly positive total returns in the first six months of 2018, in what was a volatile period for equities and fixed income alike. Following their strong gains in 2017, stocks rallied in January before selling off in February as the expected added stimulus of tax cuts and mounting inflation raised concerns that the U.S. Federal Reserve would accelerate its pace of rate hikes. The broad stock market shrugged off those concerns in the second quarter and rebounded on the back of continued

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.
[b]

The Morningstar US All Taxable Ex-Foreign Equity Index measures the market-capitalization-weighted total return of taxable equity and fixed income closed-end funds; it excludes international, regional, and country closed-end funds. Index returns update frequently and are subject to change. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

strong corporate earnings growth to post a positive total return for the first half of the year, although interest-sensitive equity sectors did not fully recover from their earlier losses.

Fixed income investments came under pressure as interest rates rose and credit spreads widened. The yield on the 10-year U.S. Treasury note climbed from 2.4% to 3.1% before reversing course to settle around 2.8% as growth in Europe slowed and expectations of trade protectionism increased. Although fixed income sectors partially recovered on the stabilization in interest rates, most categories ended the period in the red.

Continued investor demand for equity closed-end funds led to a narrowing in average discounts to net asset values (NAVs), which at 2.8%, was less than their long-term average discount of around 5%. Taxable fixed income fund discounts were little changed and remained wide of their long-term averages, while municipal bond fund average discounts widened by more than three percentage points to 8.0%, more than double the group’s long-term average discount.

Fund Performance

Although the Fund declined slightly on a NAV basis and modestly underperformed its benchmark, it had a positive total return on a market price basis. Security selection and an overweight allocation in multi-sector funds were important contributors to relative performance, with investors drawn to the category’s flexibility to invest in a wide range of asset classes. Security selection and an overweight in U.S. general equity funds also aided relative performance, as the underlying investments benefited from continued economic strength, low inflation and record profits.

The Fund’s underweight allocation in preferred securities funds further aided relative performance, as did not owning emerging market income funds. The latter suffered sharp declines as growth in certain emerging economies slowed, currencies weakened relative to the U.S. dollar and credit spreads widened. Conversely, an out-of-index allocation to emerging market equity funds was a significant detractor from relative performance, as they were also pressured by economic weakness and currency concerns.

Security selection in master limited partnership (MLP) funds also detracted from relative performance. In March, MLPs sold off sharply when the Federal Energy Regulatory Commission (FERC) announced a policy shift to disallow tax benefits related to certain interstate pipelines owned by MLPs. The market’s initial reaction to the FERC proposal was more severe than even the worst-case potential impact, in our estimation. Subsequent clarification on the ruling from FERC has reinforced this view, and the stocks largely recovered from their earlier losses.

An out-of-benchmark allocation to municipal bond funds additionally detracted from relative performance. However, we believe continued strong investor inflows and little new bond issuance may prove favorable for municipal funds, which pay relatively attractive taxable-equivalent yields.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Sincerely,

DOUGLAS R. BOND

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

June 30, 2018

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets
SPDR S&P 500 ETF Trust	$12,868,981	3.5
First Trust Energy Income and Growth Fund	12,867,886	3.5
PIMCO Dynamic Credit Income Fund	11,538,505	3.2
Reaves Utility Income Fund	11,440,323	3.1
Financial Select Sector SPDR Fund	10,813,648	3.0
Sprott Physical Gold and Silver Trust (Canada)	10,489,890	2.9
PIMCO Dynamic Income Fund	9,958,993	2.7
Eaton Vance Tax-Advantaged Dividend Income Fund	9,612,853	2.6
PIMCO Income Opportunity Fund	8,803,897	2.4
Kayne Anderson MLP Investment Company	8,269,950	2.3

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

		Number of Shares	Value
CLOSED-END FUNDS	82.8%
COMMODITIES	3.5%
BlackRock Resources & Commodities Strategy Trust		103,717	$963,531
Sprott Physical Gold and Silver Trust (Canada)[a]		837,182	10,489,890
Sprott Physical Platinum & Palladium Trust (Canada)[a]		170,556	1,407,087

			12,860,508

COVERED CALL	4.0%
Eaton Vance Tax-Managed Buy-Write Income Fund		99,752	1,604,012
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		204,285	3,156,203
Eaton Vance Tax-Managed Diversified Equity Income Fund		189,828	2,298,817
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		240,556	2,838,561
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		490,388	4,560,609

			14,458,202

EMERGING MARKETS EQUITY	3.7%
JPMorgan Emerging Markets Investment Trust PLC (GBP) (United Kingdom)		176,806	1,967,055
Templeton Emerging Markets Fund		386,354	5,683,267
Templeton Emerging Markets Investment Trust PLC (GBP) (United Kingdom)		618,240	5,719,617

			13,369,939

ENERGY/ RESOURCES	0.9%
Adams Natural Resources Fund		118,866	2,388,018
BlackRock Energy and Resources Trust		53,971	821,438

			3,209,456

EQUITY TAX—ADVANTAGED	9.1%
Eaton Vance Tax-Advantaged Dividend Income Fund		417,587	9,612,853
Eaton Vance Tax-Advantaged Global Dividend Income Fund		246,564	4,191,588
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		26,983	652,988
Gabelli Dividend & Income Trust		361,944	8,165,457
John Hancock Tax-Advantaged Dividend Income Fund		326,299	7,625,608
Nuveen Tax-Advantaged Dividend Growth Fund		117,331	1,934,788

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
Nuveen Tax-Advantaged Total Return Strategy Fund		80,778	$1,039,613

			33,222,895

FINANCIAL	1.1%
John Hancock Bank and Thrift Opportunity Fund		105,253	3,916,464

GLOBAL EQUITY	2.7%
Altaba[a]		36,872	2,699,399
BlackRock Science & Technology Trust		32,879	1,106,378
Fidelity European Values PLC (GBP) (United Kingdom)		981,495	2,895,059
Henderson EuroTrust PLC (GBP) (United Kingdom)		130,824	1,890,573
Japan Smaller Capitalization Fund		108,338	1,262,138

			9,853,547

GLOBAL HYBRID (GROWTH & INCOME)	0.4%
LMP Capital and Income Fund		123,205	1,583,184

HEALTH/BIOTECH	3.7%
Gabelli Healthcare and WellnessRx Trust		302,508	3,031,130
Tekla Healthcare Investors		130,739	2,810,889
Tekla Healthcare Opportunities Fund		170,200	2,900,208
Tekla Life Sciences Investors		151,146	2,840,033
Tekla World Healthcare Fund		163,036	2,098,273

			13,680,533

INVESTMENT GRADE	0.9%
PIMCO Corporate and Income Opportunity Fund		192,244	3,362,347

MASTER LIMITED PARTNERSHIPS	11.4%
Fiduciary/Claymore MLP Opportunity Fund		135,632	1,582,825
First Trust Energy Income and Growth Fund		560,448	12,867,886
First Trust MLP and Energy Income Fund		217,022	2,827,797
First Trust New Opportunities MLP & Energy Fund		411,225	4,268,516
Kayne Anderson Energy Total Return Fund		252,523	2,386,342
Kayne Anderson MLP Investment Company		438,957	8,269,950
Neuberger Berman MLP Income Fund		518,279	4,545,307
Tortoise Energy Infrastructure Corp.		130,097	3,472,289
Tortoise MLP Fund		86,372	1,474,370

			41,695,282

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
MULTI-SECTOR	12.4%
PIMCO Dynamic Credit Income Fund		489,542	$11,538,505
PIMCO Dynamic Income Fund		312,488	9,958,993
PIMCO High Income Fund		829,529	6,926,567
PIMCO Income Opportunity Fund		322,369	8,803,897
PIMCO Income Strategy Fund II		779,229	8,158,528

			45,386,490

MUNICIPAL	11.4%
BlackRock Investment Quality Municipal Trust		78,955	1,110,897
BlackRock Municipal Bond Trust		57,896	829,650
BlackRock Municipal Income Investment Quality Trust		29,605	408,253
BlackRock Municipal Income Trust		25,942	334,392
BlackRock MuniEnhanced Fund		137,123	1,443,905
BlackRock MuniHoldings Fund		30,970	483,442
BlackRock MuniHoldings Investment Quality Fund		97,472	1,260,313
BlackRock MuniHoldings New York Quality Fund		67,985	845,733
BlackRock MuniHoldings Quality Fund		44,619	552,383
BlackRock MuniHoldings Quality Fund II		35,773	437,504
BlackRock MuniVest Fund		124,512	1,090,725
BlackRock MuniYield Fund		63,030	839,560
BlackRock MuniYield Quality Fund		87,843	1,227,167
BlackRock MuniYield Quality Fund II		76,310	924,114
BlackRock MuniYield Quality Fund III		109,009	1,373,513
BlackRock Strategic Municipal Trust		45,071	568,796
Eaton Vance Municipal Income Trust		135,256	1,601,431
Invesco Municipal Trust		100,865	1,192,224
Nuveen AMT-Free Quality Municipal Income Fund		196,590	2,557,636
Nuveen California Quality Municipal Income Fund		66,550	889,108
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund		216,575	3,159,829
Nuveen Enhanced Municipal Value Fund		108,368	1,479,223
Nuveen Municipal Credit Income Fund		484,957	6,949,434
Nuveen Municipal Value Fund		393,702	3,763,791
Nuveen Quality Municipal Income Fund		191,972	2,553,228
PIMCO Municipal Income Fund		87,890	1,157,511
Pioneer Municipal High Income Trust		27,493	313,970
Putnam Managed Municipal Income Trust		221,133	1,565,622

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
Western Asset Municipal Partners Fund		49,131	$693,730

			41,607,084

PREFERRED	3.0%
Flaherty & Crumrine Dynamic Preferred and Income Fund		51,605	1,210,653
Flaherty & Crumrine Preferred Income Fund		35,139	475,782
Flaherty & Crumrine Preferred Securities Income Fund		90,166	1,705,941
John Hancock Preferred Income Fund III		103,154	1,922,791
Nuveen Preferred & Income Term Fund		81,610	1,887,639
Nuveen Preferred Income Opportunities Fund		417,373	3,894,090

			11,096,896

REAL ESTATE	3.7%
CBRE Clarion Global Real Estate Income Fund		339,393	2,559,023
Neuberger Berman Real Estate Securities Income Fund		1,017,973	5,232,381
Nuveen Real Asset Income and Growth Fund		85,624	1,383,684
Nuveen Real Estate Income Fund		434,209	4,337,748

			13,512,836

SENIOR LOAN	0.8%
Invesco Dynamic Credit Opportunities Fund		64,481	749,269
Nuveen Credit Strategies Income Fund		273,908	2,177,569

			2,926,838

U.S. GENERAL EQUITY	4.8%
Gabelli Equity Trust		1,186,604	7,428,141
Liberty All-Star Equity Fund		180,788	1,157,043
Nuveen Core Equity Alpha Fund		101,879	1,490,490
Royce Value Trust		156,668	2,475,355
Source Capital		73,698	2,944,972
Tri-Continental Corp.		74,285	1,969,295

			17,465,296

U.S. HYBRID (GROWTH & INCOME)	2.2%
Calamos Strategic Total Return Fund		160,126	2,028,797
Delaware Investments Dividend & Income Fund		115,868	1,335,958
Guggenheim Strategic Opportunities Fund		220,995	4,850,840

			8,215,595

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
UTILITY	3.1%
Reaves Utility Income Fund		395,722	$11,440,323

TOTAL CLOSED-END FUNDS (Identified cost—$309,784,605)			302,863,715

EXCHANGE-TRADED FUNDS	14.6%
COMMODITIES	0.5%
SPDR Gold Shares ETF[a]		15,927	1,889,739

EMERGING MARKETS EQUITY	1.8%
iShares MSCI Emerging Markets ETF		152,270	6,597,859

FINANCIAL	4.3%
Financial Select Sector SPDR Fund		406,681	10,813,648
iShares MSCI Europe Financials ETF		131,338	2,656,968
SPDR S&P Bank ETF		51,467	2,427,184

			15,897,800

HEALTH/BIOTECH	1.0%
iShares Nasdaq Biotechnology ETF		31,422	3,450,764

U.S. GENERAL EQUITY	7.0%
SPDR S&P 500 ETF Trust		47,438	12,868,981
Consumer Discretionary Select Sector SPDR ETF		64,461	7,045,587
Vanguard S&P 500 ETF Trust		23,065	5,754,948

			25,669,516

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$51,348,319)			53,505,678

		Number of Rights
RIGHTS	0.0%
MASTER LIMITED PARTNERSHIPS	0.0%
Tortoise MLP Fund, expires 7/18/18[a]		131,230	48,883

U.S. GENERAL EQUITY	0.0%
Royce Value Trust, expires 7/3/18[a]		178,280	4,457

TOTAL RIGHTS (Identified cost—$0)			53,340

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	2.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74%[b]		7,510,079	$7,510,079

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,510,079)			7,510,079

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$368,643,003)	99.4%		363,932,812
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		2,013,143

NET ASSETS (Equivalent to $13.45 per share based on 27,209,148 shares of common stock outstanding)	100.0%		$365,945,955

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
GBP	Great British Pound
MLP	Master Limited Partnership
SPDR	Standard & Poor’s Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$368,643,003)	$363,932,812
Cash	58,834
Receivable for:
Investment securities sold	1,914,235
Dividends	1,049,824
Other assets	807

Total Assets	366,956,512

LIABILITIES:
Payable for:
Investment securities purchased	530,903
Investment management fees	286,800
Dividends declared	192,800
Directors’ fees	39
Other liabilities	15

Total Liabilities	1,010,557

NET ASSETS	$365,945,955

NET ASSETS consist of:
Paid-in capital	$389,427,201
Dividends in excess of net investment income	(9,206,353)
Accumulated net realized loss	(9,563,450)
Net unrealized depreciation	(4,711,443)

$365,945,955

NET ASSET VALUE PER SHARE:
($365,945,955 ÷ 27,209,148 shares outstanding)	$13.45

MARKET PRICE PER SHARE	$12.85

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(4.46)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividend income	$7,430,343

Expenses:
Investment management fees	1,750,652
Directors’ fees and expenses	10,756
Miscellaneous	1,710

Total Expenses	1,763,118
Reduction of Expenses (See Note 2)	(12,466)

Net Expenses	1,750,652

Net Investment Income (Loss)	5,679,691

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	7,933,008
Foreign currency transactions	(4,077)

Net realized gain (loss)	7,928,931

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(14,838,044)
Foreign currency translations	(1,252)

Net change in unrealized appreciation (depreciation)	(14,839,296)

Net Realized and Unrealized Gain (Loss)	(6,910,365)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,230,674)

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$5,679,691	$11,926,701
Net realized gain (loss)	7,928,931	70,105,503
Net change in unrealized appreciation (depreciation)	(14,839,296)	(26,539,275)

Net increase (decrease) in net assets resulting from operations	(1,230,674)	55,492,929

Dividends to Shareholders from Net Investment Income	(14,203,175)	(28,406,351)

Total increase (decrease) in net assets	(15,433,849)	27,086,578
Net Assets:
Beginning of period	381,379,804	354,293,226

End of period[a]	$365,945,955	$381,379,804

[a]	Includes dividends in excess of net investment income of $9,206,353 and $682,869, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.02	$13.02	$12.34	$14.42	$14.06	$13.67

Income (loss) from investment operations:

Net investment income (loss)[a,b]	0.21	0.44	0.57	0.60	0.69	0.64
Net realized and unrealized gain (loss)	(0.26)	1.60	1.15	(1.64)	0.71	0.78

Total from investment operations	(0.05)	2.04	1.72	(1.04)	1.40	1.42

Less dividends and distributions to shareholders from:

Net investment income	(0.52)	(1.04)	(0.89)	(0.81)	(1.04)	(0.88)
Return of capital	—	—	(0.15)	(0.23)	—	(0.16)

Total dividends and distributions to shareholders	(0.52)	(1.04)	(1.04)	(1.04)	(1.04)	(1.04)

Anti-dilutive effect from the repurchase of shares	—	—	—	—	—	0.01

Net increase (decrease) in net asset value	(0.57)	1.00	0.68	(2.08)	0.36	0.39

Net asset value, end of period	$13.45	$14.02	$13.02	$12.34	$14.42	$14.06

Market value, end of period	$12.85	$13.31	$11.70	$10.96	$13.16	$12.57

Total net asset value return[c]	–0.06%[d]	16.67%	15.31%	–6.57%	10.92%	11.42%

Total market value return[c]	0.58%[d]	23.26%	16.67%	–9.04%	13.19%	9.64%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$365.9	$381.4	$354.3	$335.8	$392.4	$382.7

Ratios to average daily net assets:

Expenses (before expense reduction)[e]	0.96%[f]	0.96%	0.96%	0.96%	0.96%	0.96%

Expenses (net of expense reduction)[e]	0.95%[f]	0.95%	0.95%	0.95%	0.95%	0.95%

Net investment income (loss) (before expense reduction)[e]	3.07%[f]	3.19%	4.45%	4.36%	4.71%	4.53%

Net investment income (loss) (net of expense reduction)[e]	3.08%[f]	3.20%	4.46%	4.37%	4.72%	4.54%

Portfolio turnover rate	19%[d]	80%	36%	19%	33%	41%

[a]	Calculation based on average shares outstanding.
[b]	Net investment income (loss) is affected by the timing of distributions of the closed-end funds in which the Fund invests.
[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Not annualized.
[e]	Does not include expenses incurred by the closed-end funds and exchange-traded funds in which the Fund invests.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is to achieve total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of June 30, 2018.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds	$302,863,715	$302,863,715	$—	$—
Exchange-Traded Funds	53,505,678	53,505,678	—	—
Rights:
Master Limited Partnerships	48,883	48,883	—	—
U.S. General Equity	4,457	—	—	4,457	[a]
Short-Term Investments	7,510,079	—	7,510,079	—

Total Investments in Securities[b]	$363,932,812	$356,418,276	$7,510,079	$4,457

[a]	Royce Value Trust Rights have been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Rights—U.S. General Equtiy
Balance as of December 31, 2017	$—
Purchases	0
Change in unrealized appreciation (depreciation)	4,457

Balance as of June 30, 2018	$4,457

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2018 which were valued using significant unobservable inputs (Level 3) amounted to $4,457.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Closed-End Funds (CEFs) and Exchange-Traded Funds (ETFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and ETFs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and ETFs and may differ from the estimated amounts.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: The Fund makes regular distributions pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2018, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from return of capital upon the final determination of the Fund’s taxable net income after December 31, 2018, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses, exclusive of brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses, do not exceed 0.95% of the Fund’s average daily net assets. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2018, fees waived and/or expenses reimbursed totaled $12,466.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2018, totaled $69,563,596 and $69,561,811, respectively.

Note 4. Income Tax Information

As of June 30, 2018, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$368,643,003

Gross unrealized appreciation on investments	$8,483,690
Gross unrealized depreciation on investments	(13,193,881)

Net unrealized appreciation (depreciation) on investments	$(4,710,191)

As of December 31, 2017, the Fund had a net capital loss carryforward of $15,336,472, which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover which will expire on December 31, 2018.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 5, 2017, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) from January 1, 2018, through the fiscal year ended December 31, 2018.

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not effect any repurchases.

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Risks of Investing in Other Investment Companies: Since the Fund concentrates its assets in closed-end management investment companies, risks of investing in the Fund include the risks associated with the purchased closed-end investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased closed-end investment companies (“Portfolio Funds”). Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, exchange-traded funds and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.

Sector Concentration Risk: Some Portfolio Funds invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of the particular sector or industry group. To the extent a Portfolio Fund focuses its investments in a specific sector, such as real estate, energy or utilities, the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

Covered Call Writing Risk: The Fund may invest in Portfolio Funds that engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Municipal Bond Risk: The Fund may invest in Portfolio Funds that invest in municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity. Lower quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds.

Master Limited Partnership Risk: The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Senior Loans Risk: The Fund may invest in Portfolio Funds that invest in senior loans. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Portfolio Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

claims of the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Portfolio Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments.

Preferred Securities Risk: The Fund may invest in Portfolio Funds that invest in preferred securities. Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. Portfolio Funds may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Portfolio Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Leverage Risk: Portfolio Funds may employ the use of leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Portfolio Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Portfolio Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders, including the Fund. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders, including the Fund, would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Portfolio Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Portfolio Fund had been unlevered. To the extent that the Portfolio Fund is required or elects to reduce its leverage, the Portfolio Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments of emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Closed-End Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2018. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	23,357,776.312	574,780.751
Jane F. Magpiong	23,402,254.820	530,302.243
Robert H. Steers	23,393,838.425	538,718.638
C. Edward Ward, Jr.	23,419,281.432	513,275.631

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2018) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (11/24/06)	One Year	Five Years	Ten Years	Since Inception (11/24/06)
5.84%	8.00%	7.38%	5.62%	7.19%	8.24%	7.01%	4.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors held on June 5, 2018 and at meetings of the full Board of Directors held in person on March 20, 2018 and June 12, 2018. At the meeting of the full Board of Directors on June 12, 2018, the Management Agreement was unanimously continued for a term ending June 30, 2019 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Manager when evaluating the Fund’s performance and fees and expenses; because the Peer Funds consist of a mix of non-leveraged closed-end funds across various classifications, the Investment Manager believes the supplemental peer group is more representative of the Fund’s investment strategy. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation of the portfolio managers for the Fund has had, and would likely to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the Peer Funds’ medians for the one-, three-, five- and ten-year periods ended March 31, 2018, ranking in the fifth quintile for each period. The Board of Directors also noted that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board of Directors considered that due to the unique nature of the Fund, it is difficult to make quantitative comparisons of the Fund’s performance among any peer group. The Board of Directors also considered the Fund’s performance compared to a supplemental peer group compiled by the Investment Manager, and noted that the Fund represented the supplemental peer group median for the ten-year period ended March 31, 2018, ranking fifth out of nine peers. The Board of Directors noted that the Fund underperformed the supplemental peer group medians for the one-, three-, and five-year periods ended March 31, 2018, ranking ninth out of eleven peers, eighth out of eleven peers, and eighth out of eleven peers, respectively. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods. The Board of Directors also considered additional supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee represented the Peer Funds’ median, ranking in the third quintile. The Fund’s total expense ratio was lower than the Peer Funds’ median, ranking in the third quintile. The Board of Directors also considered the Fund’s actual management fee and total expense ratio compared to the supplemental peer group compiled by the Investment Manager, and noted that each were lower than the Peer Funds’ medians, ranking second out of eleven peers. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors concluded that the profits realized by the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were not significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Douglas R. Bond

Vice President

Yigal D. Jhirad

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	FOF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

CLOSED-END OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2018

Cohen & Steers

Closed-End

Opportunity Fund

FOFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2017.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2017.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date:	September 6, 2018